Filed Pursuant to Rule 497

 File No. 333-209380

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T

 Supplement No. 2 dated June 26, 2018 to the

Prospectus dated April 30, 2018

This Supplement No. 2 (this “Supplement”) contains information which amends, supplements or modifies certain information contained in the Prospectus of NorthStar Real Estate Capital Income Fund-T (the “Trust”), dated April 30, 2018, as supplemented and amended (the “Prospectus”). Capitalized terms used in this Supplement shall have the meanings ascribed to them in the Prospectus unless the context otherwise requires. The purpose of this Supplement is to disclose revisions related to the following:

•	Updated disclosure related to the determination of the NAV of Shares;
•	Updates to reflect the closing of the combination of NorthStar Securities and S2K Financial Holdings LLC; and
•	A name change of the Trust’s sponsor.

You should carefully consider the “Risk Factors” beginning on page 60 of the Prospectus before you decide to invest in the Trust’s common shares.

NAV of Shares

This Supplement supplements and amends the section “Summary of Terms—Valuations” on page 16 by replacing the first sentence in its entirety with the following:

The Trust determines the NAV of Shares daily.

This Supplement supplements and amends the section “Investment Objectives and Strategies—Investment Process—Valuation Process” on page 55 by replacing the second sentence in its entirety with the following:

The Trust determines the NAV of Shares daily.

This Supplement supplements and amends the section “Determination of Net Asset Value” on page 140 by replacing the first sentence of the first paragraph in its entirety with the following:

The Trust determines the NAV of Shares daily based on the value of its interest in the Master Fund using the NAV of Master Fund Shares provided by the Master Fund.

This Supplement supplements and amends the section “ERISA Considerations—Annual Valuation” on page 193 by replacing the first sentence of the third paragraph in its entirety with the following:

The Trust determines the NAV of Shares daily.

NorthStar Securities and S2K Combination

This Supplement supplements and amends the section “Summary of Terms—Plan of Distribution” on page 12 by replacing the third, fourth and fifth sentences of the second paragraph in its entirety with the following:

In May 2018, the combination of NorthStar Securities and S2K Financial Holdings LLC (“S2K”) was completed (the “S2K Transaction”) pursuant to the definitive combination agreement dated February 16, 2018. As a result of the completion of the S2K Transaction, NorthStar Securities was contributed in exchange for a majority ownership in S2K, with the newly combined company being known as Colony S2K Holdings LLC (“Colony S2K”).

This Supplement supplements and amends the section “Summary of Terms—Risk Factors” on page 24 by replacing the third full bullet point in its entirety with the following:

•	Colony S2K will be subject to business uncertainties and certain operation restrictions following the completion of the S2K Transaction, including uncertainties about the effect of the S2K Transaction on the employees, clients and business of Colony S2K. Because the Trust is dependent upon Colony S2K to raise capital, changes related to Colony S2K that may be disruptive to its business and operations may affect its ability to raise capital for the Trust;

This Supplement supplements and amends the section “Risk Factors—Risks Related to the Advisor and Its Affiliates” on page 96 by replacing the risk factor titled “Colony NorthStar, the parent company of the Advisor, announced that it and/or its subsidiaries have entered into the Proposed Transaction for the combination of NorthStar Securities with S2K, which could have an adverse impact on the Trust’s business” in its entirety with the following:

Colony S2K will be subject to business uncertainties and certain operation restrictions following the completion of the S2K Transaction, including uncertainties about the effect of the S2K Transaction on the employees, clients and business of Colony S2K.

In May 2018, the combination of NorthStar Securities and S2K was completed pursuant to the definitive combination agreement dated February 16, 2018. As a result of the completion of the S2K Transaction, NorthStar Securities was contributed in exchange for a majority ownership in S2K, with the newly combined company being known as Colony S2K Holdings LLC.

Uncertainty about the effect of the completion of the S2K Transaction on employees, clients and business of Colony S2K may have an adverse effect on Colony S2K and subsequently, the Trust. These uncertainties could disrupt Colony S2K’s business and impair its ability to attract, retain and motivate key personnel, and cause clients and others that deal with Colony S2K to seek to change existing business relationships, cease doing business with Colony S2K or cause potential new clients to delay doing business with Colony S2K. Retention and motivation of certain employees may be challenging due to the uncertainty and difficulty of integration or a desire not to remain with Colony S2K. Because the Trust is dependent upon Colony S2K to raise capital, changes related to Colony S2K that may be disruptive to its business and operations may affect its ability to raise capital for the Trust.

This Supplement supplements and amends the section “Conflicts of Interest—NorthStar Securities is an Affiliate” on page 148 by replacing the second paragraph in its entirety with the following:

In May 2018, the combination of NorthStar Securities and S2K Financial Holdings LLC was completed pursuant to the definitive combination agreement dated February 16, 2018. As a result of the completion of the S2K Transaction, NorthStar Securities was contributed in exchange for a majority ownership in S2K, with the newly combined company being known as Colony S2K Holdings LLC.

This Supplement supplements and amends the section “Plan of Distribution” on page 195 by replacing the third, fourth and fifth sentences of the fourth paragraph in its entirety with the following:

In May 2018, the combination of NorthStar Securities and S2K Financial Holdings LLC was completed pursuant to the definitive combination agreement dated February 16, 2018. As a result of the completion of the S2K Transaction, NorthStar Securities was contributed in exchange for a majority ownership in S2K, with the newly combined company being known as Colony S2K Holdings LLC.

This Supplement supplements and amends the section “Plan of Distribution” on page 195 by deleting the third paragraph in its entirety.

The Sponsor’s Name Change

The Trust’s sponsor, Colony NorthStar, Inc. (the “Sponsor”) has changed its name to Colony Capital, Inc. as of June 25, 2018. As part of the name change, the Sponsor continues to be publicly traded on the New York Stock Exchange under the new ticker symbol “CLNY.” As such, all references in the Prospectus to: (i) Colony NorthStar, Inc. are replaced with “Colony Capital, Inc.”, (ii) Colony NorthStar are replaced with “Colony Capital” and (iii) CLNS are replaced with “CLNY.”

In addition, Colony NorthStar Credit Real Estate, Inc. has changed its name to Colony Credit Real Estate, Inc. as of June 25, 2018 and its ticker symbol remains the same. As such, all references in the Prospectus to: (i) Colony NorthStar Credit Real Estate, Inc. are replaced with “Colony Credit Real Estate, Inc.” and (ii) CLNS Credit are replaced with “CLNY Credit.”

Colony NorthStar FV Holdings, LLC has also changed its name to Colony Capital FV Holdings, LLC as of June 25, 2018. As such, all references in the Prospectus to: (i) Colony NorthStar FV Holdings, LLC are replaced with “Colony Capital FV Holdings, LLC” and (ii) Colony NorthStar FV are replaced with “Colony Capital FV.”